                                                                Exhibit 99.2

                                CREDIT AGREEMENT



                           Dated as of August 15, 2001



                                      among



                                OPEN MARKET, INC.



                                   as Borrower



                                       and



                                  DIVINE, INC.



                                    as Lender

                                TABLE OF CONTENTS


                                                                                                               PAGE

ARTICLE 1  LOANS..................................................................................................1
         1.1      Facility........................................................................................1
         1.2      Loans...........................................................................................1
ARTICLE 2  INTEREST...............................................................................................3
         2.1      Interest........................................................................................3
         2.2      Maximum Interest Rate...........................................................................3
ARTICLE 3  PAYMENTS AND PREPAYMENTS...............................................................................3
         3.1      Loans...........................................................................................3
         3.2      Termination of Facility.........................................................................3
         3.3      Payments by Borrower............................................................................3
         3.4      Application and Reversal of Payments............................................................4
         3.5      Indemnity for Returned Payments.................................................................4
         3.6      Conversion......................................................................................4
ARTICLE 4  TAXES..................................................................................................5
         4.1      Taxes...........................................................................................5
ARTICLE 5  BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES......................................................5
         5.1      Books and Records...............................................................................5
         5.2      Financial and other Information.................................................................5
         5.3      Notices to Lender...............................................................................5
ARTICLE 6  GENERAL WARRANTIES AND REPRESENTATIONS.................................................................6
         6.1      Authorization, Validity, and Enforceability of this Agreement and the Loan Documents............6
         6.2      Validity and Priority of Security Interest......................................................6
         6.3      Organization and Qualification..................................................................7
         6.4      No Violation of Law.............................................................................7
         6.5      Regulated Entities..............................................................................7
         6.6      Use of Proceeds; Margin Regulations.............................................................7
ARTICLE 7  AFFIRMATIVE AND NEGATIVE COVENANTS.....................................................................7
         7.1      Taxes and Other Obligations.....................................................................7
         7.2      Legal Existence and Good Standing...............................................................7
         7.3      Compliance with Laws............................................................................7
         7.4      Transactions Affecting Collateral or Obligations; Preservation of Collateral....................8
         7.5      Insurance.......................................................................................8
         7.6      Liens...........................................................................................8
         7.7      Notice of Involuntary Bankruptcy................................................................8
         7.8      Use of Proceeds.................................................................................8
         7.9      Further Assurances..............................................................................8
         7.10     Limitation on Indebtdness.......................................................................8
         7.11     Limitation on Transfers.........................................................................9
         7.11     Limitation on Subsidiaries......................................................................9
         7.13     Unrestricted Subsidiaries.......................................................................9
ARTICLE 8  CONDITIONS OF LENDING..................................................................................9
         8.1      Conditions Precedent to Making of Initial Loans on the Closing Date.............................9

                                       ii

         8.2      Conditions Precedent to Each Loan..............................................................10
ARTICLE 9  DEFAULT; REMEDIES.....................................................................................10
         9.1      Events of Default..............................................................................10
         9.2      Remedies.......................................................................................12
ARTICLE 10  TERM AND TERMINATION.................................................................................13
         10.1     Term and Termination...........................................................................13
ARTICLE 11  AMENDMENTS; WAIVERS; SUCCESSORS......................................................................13
         11.1     Amendments and Waivers.........................................................................13
ARTICLE 12  [INTENTIONALLY DELETED]..............................................................................13
ARTICLE 13  MISCELLANEOUS........................................................................................13
         13.1     No Waivers; Cumulative Remedies................................................................13
         13.2     Severability...................................................................................14
         13.3     Governing Law; Choice of Forum; Service of Process.............................................14
         13.4     WAIVER OF JURY TRIAL...........................................................................14
         13.5     [Intentionally Deleted]........................................................................14
         13.6     Notices........................................................................................14
         13.7     Binding Effect.................................................................................15
         13.8     Indemnity of Lender by Borrower................................................................15
         13.9     Final Agreement................................................................................15
         13.10    Counterparts...................................................................................15
         13.11    Captions.......................................................................................15
         13.12    Conflicts with Other Loan Documents............................................................15


                         ANNEXES, EXHIBITS AND SCHEDULES

ANNEX A  -        DEFINED TERMS

EXHIBIT A         -        FORM OF NOTE
EXHIBIT B         -        FORM OF NOTICE OF BORROWING

SCHEDULE A-1      -        LIENS

                                CREDIT AGREEMENT

                  This Credit Agreement, dated as of August 15, 2001 (this "AGREEMENT"), among divine, inc., a Delaware corporation ("LENDER") and Open Market, Inc., a Delaware corporation, with offices at One Wayside Road, Burlington, Massachusetts 01803 (the "BORROWER").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, Borrower, Lender and a wholly-owned subsidiary of Lender are entering into the Agreement of Plan of Merger (the "Merger Agreement") providing for the acquisition of Borrower by Lender;

                  WHEREAS, Borrower has requested Lender to make available to Borrower the credit facility described herein, which Borrower will use for the purposes permitted hereunder;

                  WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in ANNEX A which is attached hereto and incorporated herein; the rules of construction contained therein shall govern the interpretation of this Agreement, and all Annexes, Exhibits and Schedules attached hereto are incorporated herein by reference;

                  WHEREAS, Lender has agreed to make available to Borrower a credit facility upon the terms and conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, Lender, and Borrower hereby agree as follows.

                                    ARTICLE 1
                                      LOANS

                  1.1 FACILITY. Subject to all of the terms and conditions of this Agreement, Lender agrees to make available a term loan credit facility of up to the Maximum Amount during the periods described in such definition to Borrower during the term of this Agreement.

                  1.2  LOANS.

                           (a) (i) AMOUNTS. Subject to the satisfaction of the
                  conditions precedent set forth in ARTICLE 8, Lender agrees, upon Borrower's request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make loans (the "Loans") to Borrower in amounts not to exceed the Available Amount. In connection with the execution of this Agreement, Borrower is delivering a Notice of Borrowing (as defined below) to be funded on the date of this Agreement. The initial funds shall be deposited via wire transfer of immediately available funds to the account described on SCHEDULE 1.2 to this Agreement (the "Designated Account").

                                    (ii) Borrower shall execute and deliver to
                  Lender a note to evidence the Loans made by Lender. The note shall be in the principal amount of the Commitment, be dated the date hereof and be substantially in the form of EXHIBIT A (the "NOTE"). The Note shall represent the obligation of Borrower to pay the amount of the Commitment, or, if less, the aggregate unpaid principal amount of all Loans to Borrower together with interest thereon as prescribed herein. The entire unpaid balance of the Loans and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Termination Date.

                           (b) PROCEDURE FOR BORROWING.

                                  (1) Each Borrowing shall be made upon
Borrower's irrevocable written notice delivered to Lender in the form of a notice of borrowing in the form of EXHIBIT B hereto ("Notice of Borrowing"), which must be received by Lender prior to 11:00 a.m. (Chicago time) one Business Day prior to the requested Funding Date specifying:

                                  (A) the amount of the Borrowing; and

                                  (B) the requested Funding Date, which must be
a Business Day.

                                  (2) In lieu of delivering a Notice of
Borrowing, Borrower may give Lender telephonic notice of such request for advances to the Designated Account on or before the deadline set forth above. Lender at all times shall be entitled to rely on such telephonic notice in making such Loans, regardless of whether any written confirmation is received.

                           (c) RELIANCE UPON AUTHORITY. Lender is authorized to
                  transfer the proceeds of any Loans requested hereunder to the Designated Account. Borrower may designate a replacement account from time to time by written notice. All such Designated Accounts must be located in the continental United States of America and must be reasonably satisfactory to Lender. Lender is entitled to rely conclusively on any person's request for Loans on behalf of Borrower, so long as the proceeds thereof are to be transferred to the Designated Account.

                              NO LIABILITY. Lender shall not incur any
                  liability to Borrower as a result of acting upon any notice referred to in SECTIONS 1.2(B) and (C), which Lender believes in good faith to have been given by an officer or other person duly authorized by Borrower to request Loans on its behalf. The crediting of Loans to the Designated Account conclusively establishes the obligation of Borrower to repay such Loans as provided herein.

                                    ARTICLE 2
                                    INTEREST

                  2.1      INTEREST.

                           (a) INTEREST RATES. All outstanding Obligations shall
                  bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate equal to the Applicable Rate. All interest charges shall be computed on the basis of a year of 365 days and actual days elapsed. Borrower shall pay to Lender interest accrued on all Loans on the Termination Date.

                           (b) DEFAULT RATE. If any Event of Default occurs and
                  is continuing and Lender in its discretion so elects, then, while any such Event of Default is continuing, all of the Obligations shall bear interest at the rate otherwise applicable thereto, plus two percent (2%) per annum applicable thereto.

                  2.2 MAXIMUM INTEREST RATE In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable under applicable law with respect to loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. If a court of competent jurisdiction determines that Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, Lender shall refund to Borrower such excess.

                                    ARTICLE 3
                            PAYMENTS AND PREPAYMENTS

                  3.1 LOANS. Borrower may prepay the Loans at any time, subject to the terms of this Agreement. Borrower shall repay the outstanding principal balance of the Loans, plus all accrued but unpaid interest thereon, on the Termination Date. Borrower may not reborrow any amounts that are prepaid in accordance with this SECTION 3.1.

                  3.2 TERMINATION OF FACILITY. Borrower may terminate this Agreement upon at least three (3) Business Days' notice to Lender, upon the payment in full of all outstanding Loans, together with accrued interest thereon, and the payment in full in cash of all other Obligations then outstanding.

                  3.3 PAYMENTS BY BORROWER. All payments to be made by Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by Borrower shall be made to Lender, at the account designated by Lender, in Dollars and in immediately available funds, no later than 3:00 p.m. (Chicago time) on the date specified herein.

                  3.4 APPLICATION AND REVERSAL OF PAYMENTS. All such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Collateral received by Lender, shall be applied, subject to the provisions of this Agreement, FIRST, to pay any fees, indemnities or expense reimbursements then due to Lender; SECOND, to pay interest due in respect of all Loans; and THIRD, to pay or prepay principal of the Loans. Lender shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

                  3.5 INDEMNITY FOR RETURNED PAYMENTS. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by such Person and Borrower shall be liable to pay to Lender, and hereby does indemnify Lender and hold Lender harmless for the amount of such payment or proceeds surrendered. The provisions of this SECTION
3.5 shall be and remain effective notwithstanding any contrary action which may have been taken by Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this SECTION 3.5 shall survive the termination of this Agreement.

                  3.6 CONVERSION. (a) Upon termination of the Merger Agreement pursuant to Sections 8.2(d), 8.3(a) or 8.3(b) thereof (the "Conversion Date"), all Loans and Obligations shall automatically be converted (the "Conversion") into the number of shares of Common Stock of Borrower equal to the aggregate amount of the Loans and Obligations (without duplication) then outstanding, divided by the Exchange Ratio calculated as of the Conversion Date, as such Exchange Ratio may have been adjusted pursuant to the terms of the Merger Agreement.

                  (b) The Conversion shall be deemed to have been made immediately before the close of business on the Conversion Date, so that the rights of Lender under this Agreement and the Security Agreement shall cease at such time (other than those rights that expressly survive the termination of this Agreement) and Lender shall be treated for all purposes as having become the record holder or holders of the Common Stock described in Section 3.6(a) at such time, and the number of shares of Common Stock to be received by Lender shall be determined at such time.

                  (c) Borrower covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon conversion of the Loans and Obligations as herein provided, such number of shares of Common Stock as shall be issuable upon the conversion of the entire Commitment. Borrower covenants that all shares of Common Stock which shall be so issuable shall be duly and validly issued and fully-paid and non-assessable.

                  (d) Borrower covenants that if any shares of Common Stock required to be reserved for issuance upon conversion of the Loans and Obligations require registration with or approval of any Governmental Authority under any federal or state law before such shares may be issued upon conversion, Borrower will, at its expense and as expeditiously as possible, cause such shares to be duly registered or approved, as the case may be.

                  (e) The issuance of certificates for shares of Common Stock upon the Conversion shall be made within one (1) Business Day of the Conversion Date without charge to Lender for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holder of this Term Note.

                  (f) To the extent that the Loans and Obligations are not converted into shares of Common Stock, such portion shall remain a secured debt of Borrower payable in accordance with the terms of this Agreement

                                    ARTICLE 4
                                      TAXES

                  4.1      TAXES

                           (a) Any and all payments by Borrower to Lender under
                  this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, Borrower shall pay all Other Taxes.

                           (b) Borrower agrees to indemnify and hold harmless
                  Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by Lender and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.

                                    ARTICLE 5
                BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

                  5.1 BOOKS AND RECORDS Borrower shall maintain, at all times, books, records and accounts which are complete, correct and timely in all material respects so as to permit the preparation of financial statements in accordance in all material respects with GAAP applied consistently.

                  5.2 FINANCIAL AND OTHER INFORMATION. Borrower shall promptly furnish to Lender, all such financial and other information as Lender shall reasonably request.

                  5.3 NOTICES TO LENDER. Borrower shall notify Lender in writing of the following matters at the following times:

                           (a) As soon as practicable, after becoming aware of
                  any Default or Event of Default;

                           (b) As soon as practicable, after becoming aware of
                  any event or circumstance which is reasonably likely to have a Material Adverse Effect on Borrower; and

                           (c) Any change in Borrower's name, state of
                  organization, locations of Collateral, or form of organization, or trade names under which Borrower creates accounts or to which instruments in payment of accounts may be made payable, in each case at least thirty (30) days prior thereto.

                                    ARTICLE 6
                     GENERAL WARRANTIES AND REPRESENTATIONS

                  Borrower warrants and represents to Lender that except as hereafter disclosed to and accepted by Lender in writing:

                  6.1 AUTHORIZATION, VALIDITY, AND ENFORCEABILITY OF THIS AGREEMENT AND THE LOAN DOCUMENTS. Borrower and each of its Restricted Subsidiaries has the corporate power and authority to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant to Lender Liens upon and security interests in the Collateral. Borrower and each of its Restricted Subsidiaries have taken all necessary action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party have been duly executed and delivered by Borrower and such Subsidiaries, and constitute the legal, valid and binding obligations of Borrower and such Subsidiaries to the extent a party thereto, enforceable against it in accordance with their respective terms (subject to equitable principles and the effect of bankruptcy laws). Borrower's and each of its Restricted Subsidiaries' execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or (other than pursuant to the Loan Documents) result in the imposition of any Lien upon the property of Borrower or any of its Subsidiaries, by reason of the terms of (a) any material contract, mortgage, lease, agreement, indenture, or instrument to which Borrower or any of Borrower's Subsidiaries is a party or which is binding upon any of Borrower or Borrower's Subsidiaries or any of their property, (b) any Requirement of Law applicable to Borrower or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement or other constitutive and organizational documents, as applicable, of Borrower or any of its Subsidiaries.

                  6.2 VALIDITY AND PRIORITY OF SECURITY INTEREST. The provisions of this Agreement and the other Loan Documents create legal and valid liens on, and security interests in, on all the Collateral in favor of Lender, and, assuming appropriate possessions, filings and recordations are made by Lender, such Liens constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral (other than Permitted Liens), securing all the Obligations, and enforceable against Borrower and all third parties (subject to equitable principles and the effect of bankruptcy laws).

                  6.3 ORGANIZATION AND QUALIFICATION. Borrower and each of its Subsidiaries is duly organized or incorporated and validly existing in good standing under the laws of the state of its organization or incorporation or formation and is in good standing in each jurisdiction where the lack of good standing would have a Material Adverse Effect on Borrower.

                  6.4 NO VIOLATION OF LAW. Neither Borrower nor any of its Subsidiaries is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect on Borrower

                  6.5 REGULATED ENTITIES. None of Borrower, any Person controlling Borrower, or any Subsidiary, is an "Investment Company" required to be registered as such under the Investment Company Act of 1940. Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

                  6.6 USE OF PROCEEDS; MARGIN REGULATIONS. Neither Borrower nor any of its Subsidiaries is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

                  6.7 OUTSTANDING LOANS WITH SILICON VALLEY BANK Neither Borrower nor any of its Subsidiaries has any liabilities, obligations or indebtedness owed to, or has any loans, obligations or other indebtedness outstanding with, Silicon Valley Bank other than the indebtedness incurred under the SVB Financing Agreement.

                                    ARTICLE 7
                       AFFIRMATIVE AND NEGATIVE COVENANTS

                  Borrower covenants to Lender that so long as any of the Obligations (other than indemnity Obligations not then due) remain outstanding or this Agreement is in effect:

                  7.1 TAXES AND OTHER OBLIGATIONS. Borrower shall, and shall cause each of its Subsidiaries to, (a) file when due all material tax returns and other material reports which it is required to file; and (b) pay, or provide for the payment, when due, of all material taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required material withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to Lender, upon reasonable request, satisfactory evidence of its timely compliance with the foregoing, except to the extent the failure of which would not have a Material Adverse Effect on Borrower.

                  7.2 LEGAL EXISTENCE AND GOOD STANDING. Borrower shall, and shall cause each of its Subsidiaries to, maintain their legal existence and their qualification and good standing in their jurisdictions of incorporation and in each other jurisdiction where the lack of qualification or good standing would have a Material Adverse Effect on Borrower.

                  7.3 COMPLIANCE WITH LAWS. Borrower shall, and shall cause each of its Subsidiaries to comply in all material respects with all Requirements of Law.

                  7.4 TRANSACTIONS AFFECTING COLLATERAL OR OBLIGATIONS; PRESERVATION OF COLLATERAL. Neither Borrower nor any of its Subsidiaries shall enter into any transaction which would be reasonably expected to have a Material Adverse Effect on Borrower. Borrower shall, maintain, preserve and protect the Collateral, and shall, and shall cause each of its Subsidiaries to, refrain from taking any action that would reasonably be expected to have a Material Adverse Effect on Borrower.

                  7.5 INSURANCE. Borrower shall, and shall cause each of its Subsidiaries to, own, procure and maintain insurance in a manner consistent with companies similarly situated and with industry practices.

                  7.6 LIENS. Neither Borrower nor any of its Subsidiaries shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except Permitted Liens.

                  7.7 NOTICE OF INVOLUNTARY BANKRUPTCY. Borrower shall, immediately upon learning that an involuntary petition has been filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of Borrower or any of its Subsidiaries or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, notify Lender that such a petition has been filed or such action or proceeding has commenced.

                  7.8 USE OF PROCEEDS. Borrower shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

                  7.9 FURTHER ASSURANCES. Borrower shall, and shall cause each Restricted Subsidiary to, execute and deliver, or cause to be executed and delivered, to Lender such documents and agreements, and shall take or cause to be taken such actions, as Lender may, from time to time, reasonably request to
(i) carry out the terms and conditions of this Agreement and the other Loan Documents and (ii) grant a perfected Lien to Lender on the Collateral of Borrower and the Restricted Subsidiaries and each of their respective property as contemplated by the Loan Documents.

                  7.10 LIMITATION ON INDEBTEDNESS.. Neither Borrower nor any of its Subsidiaries shall create, incur, issue, assume or suffer to exist any debt, liabilities or other obligations (including, without limitation, any contingent obligations) for borrowed money other than (a) the loans made by Silicon Valley Bank to Borrower under the SVB Financing Agreement, provided, however, that in no event shall the principal amount of such loans exceed, in the aggregate outstanding at any time, $3,200,000, and (b) any debt, liabilities or other obligations of Borrower or any of its Subsidiaries so long as the Borrower prepays the principal amount of the Loans pursuant to Section 3.1 hereof in an amount equal to the amount of such debt, liabilities or other obligations.

                  7.11 LIMITATION ON TRANSFERS.. Neither Borrower nor any of its Subsidiaries shall convey, sell, lease, transfer or otherwise dispose of, any of its assets or property other than (a) the sale of inventory in the ordinary course of business and (b) prior to the termination of the Merger Agreement pursuant to the terms thereof, any conveyance, sale, lease, transfer or disposition permitted pursuant to the terms of the Merger Agreement; provided, however, that in no event shall Borrower or any Restricted Subsidiary convey, sell, transfer or otherwise dispose of any assets or property to any Subsidiary that is not a Restricted Subsidiary except for transfer of nonmaterial assets and property for normal operating purposes in the ordinary course of business, even if such conveyance, sale, transfer or other disposition is otherwise permitted pursuant to the Merger Agreement.

                  7.12 LIMITATION ON SUBSIDIARIES. Neither the Borrower nor any of its Subsidiaries shall own, either directly or indirectly, any Capital Stock in any Person other than the entities listed on Section 5.2(a) of the Company Disclosure Schedule (as defined in the Merger Agreement).

                  7.13 UNRESTRICTED SUBSIDIARIES. Borrower shall use its commercially reasonable best efforts to cause all Unrestricted Subsidiaries deemed to be material by Lender to become Restricted Subsidiaries and the fair market value of all assets and property owned by (a) any Unrestricted Subsidiary shall not exceed at any time $1,900,000, and (b) all Unrestricted Subsidiaries in the aggregate, shall not exceed at any time $4,210,000,. Borrower shall pay all costs associated with causing the Unrestricted Subsidiaries deemed to be material by Lender to become Restricted Subsidiaries.

                                    ARTICLE 8
                              CONDITIONS OF LENDING

                  8.1 CONDITIONS PRECEDENT TO MAKING OF INITIAL LOANS ON THE CLOSING DATE. The obligation of Lender to make the initial Loan is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to Lender:

                           (a) This Agreement and the other Loan Documents shall
                  have been executed by each party thereto (other than Lender) and Borrower and its Subsidiaries shall have performed and complied in all material respects with all covenants, agreements and conditions contained herein and the other Loan Documents which are required to be performed or complied with by Borrower or its Subsidiaries before or on such Closing Date.

                           (b) All representations and warranties made hereunder
                  and in the other Loan Documents shall be true and correct in all material respects as if made on such date.

                           (c) No Default or Event of Default shall have
                  occurred and be continuing.

                           (d) Lender shall have received an opinion of counsel
                  for Borrower and its Subsidiaries substantially in the form attached hereto.

                           (e) Lender shall have received executed copies of
                  proper financing statements under the UCC of all jurisdictions that Lender may deem reasonably necessary or desirable in order to perfect Lender's Liens and all other actions shall have been completed in order to give Lender first priority perfected Liens in all Collateral (subject in priority only to the Liens granted to Silicon Valley Bank).

                  The acceptance by Borrower of Loans made shall be deemed to be a representation and warranty made by Borrower to the effect that all of the conditions precedent to the making of such Loans have been satisfied, with the same effect as delivery to Lender of a certificate signed by a Responsible Officer of Borrower, on behalf of Borrower, dated the Closing Date, to such effect.

                  8.2 CONDITIONS PRECEDENT TO EACH LOAN. The obligation of Lender to make each Loan, including the initial Loan shall be subject to the further conditions precedent that:

                           (a) on and as of the date of the making of any Loan,
                  the following statements shall be true, and the acceptance by Borrower of any Loan shall be deemed to be a statement to the effect set forth in CLAUSES (I), (II), (III) and (IV) with the same effect as the delivery to Lender of a certificate signed by a Responsible Officer of Borrower, on behalf of Borrower, dated the date of such Loan, stating that:

                                    (i) The representations and warranties
                           contained in this Agreement and the other Loan Documents and in the Merger Agreement are true and correct in all material respects on and as of the date of such Loan as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date, and except to the extent Lender has been notified in writing by Borrower that any representation or warranty is not correct and Lender has explicitly waived, in its sole discretion, in writing compliance with such representation or warranty; and

                                    (ii) No event has occurred and is
                           continuing, or would result from such Loan, which constitutes a Default or an Event of Default; and

                                    (iii) No event has occurred and is
                           continuing, or would result from such Loan, which has had or could have a Material Adverse Effect on Borrower.

                                    ARTICLE 9
                                DEFAULT; REMEDIES

                  9.1 EVENTS OF DEFAULT. It shall constitute an event of default ("EVENT OF DEFAULT") if any one or more of the following shall occur for any reason:

                           (a) any failure by Borrower to pay (i) the principal
                  of any Loan when due or (ii) any other amount hereunder within five days of the date due, in either case whether upon demand or otherwise;

                           (b) any representation or warranty made or deemed
                  made by Borrower in this Agreement or by Borrower in any of the other Loan Documents, shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

                           (c) (i) any default shall occur in the observance or
                  performance of any of the covenants and agreements contained in the Security Agreement or in Article 7 of this Agreement,
                  (ii) any default shall occur in the observance or performance of any of the covenants and agreements contained in SECTION
                  5.3 and such default shall continue for three (3) Business Days or more; or (iii) any default shall occur in the observance or performance of any of the other covenants or agreements contained in any other Section of this Agreement or any other Loan Document shall continue for five (5) days or more;

                           (d) Borrower shall (i) file a voluntary petition in
                  bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for it or for all or any part of its property; or (iii) make an assignment for the benefit of creditors;

                           (e) an involuntary petition shall be filed or an
                  action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of Borrower or any of its Subsidiaries or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing;

                           (f) a receiver, assignee, liquidator, sequestrator,
                  custodian, monitor, trustee or similar officer for Borrower or for all or any material part of its property shall be appointed or a warrant of attachment, execution or similar process shall be issued against any material part of the property of Borrower;

                           (g) Borrower shall file a certificate of dissolution
                  under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation;

                           (h) any Loan Document shall be terminated, revoked or
                  declared void or invalid or unenforceable or challenged by Borrower;

                           (i) (A) the Merger Agreement shall be terminated in
                  accordance with its terms pursuant to Sections 8.3(c), 8.4(a) or 8.4(b) thereof or (B) (1) the Merger Agreement shall be terminated in accordance with its terms pursuant to Sections 8.2(a) or 8.2(c) thereof and (2) within twelve (12) months of such termination, an Alternate Transaction (as such term is defined in the Merger Agreement) is consummated or Borrower enters into a definitive agreement to consummate an Alternate Transaction;

                           (j) Lender ceases to have a second priority security
                  interest (or, if no amounts are outstanding to Silicon Valley Bank under the SVB Financing Agreement, a first priority security interest) in the Collateral for any reason other than a release by Lender of its Lien thereon;

                           (k) the holder of any Permitted Lien on the
                  Collateral (other than any lien or attachment arising on the Borrower's account at Fleet National Bank as a result of the Accrue Software litigation described on Section 5.2(g) of the Company Disclosure Schedule (but only to the extent such account contains no more than $200,000) or the exercise by AI Credit Corporation of its rights to insurance proceeds under the arrangement described on Section 5.2(v) of the Company Disclosure Schedule) shall take any action or commence any proceeding to realize in all or any portion thereof; or

                           (l) any event of default shall have occurred and be
                  continuing under the SVB Financing Agreement, and such event of default shall not be have been cured or waived within the applicable period of grace.

                  9.2      REMEDIES.

                  (a) If an Event of Default exists, Lender may, in its discretion, do one or more of the following at any time or times and in any order, without notice to or demand on
                  Borrower: (i) reduce the Available Amount and/or the Maximum Amount, and (ii) restrict the amount of or refuse to make Loans. If an Event of Default exists, Lender may do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on Borrower: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations to be immediately due and payable; PROVIDED, HOWEVER, that upon the occurrence of any Event of Default described in SECTIONS 9.1(D), 9.1(E), 9.1(F), or 9.1(G), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; PROVIDED FURTHER, HOWEVER, that the Lender shall not declare any Obligations to be immediately due and payable if the Merger Agreement has not been terminated in accordance with its terms except with respect to (i) any Event of Default described in Sections 9.1(d), 9.1(e), 9.1(f) or 9.1(g) (in which event the Obligations shall automatically become due and payable as described above) or (ii) any Event of Default described in Sections 9.1(j), 9.1(k) and 9.1(l) , but only if, in the case of this clause (ii), in the sole discretion of Lender, the failure to declare any Obligations to be immediately due and payable could reasonably result in (A) Lender's loss of a material right or (B) the impairment of, or a material adverse effect upon, Lender's Lien or the value of the Collateral; and (C) pursue its other rights and remedies under the Loan Documents and applicable law.

                           (b) If an Event of Default has occurred and is
                  continuing, Lender shall have all rights and remedies of a secured party under the Loan Documents and the UCC.

                           (c) If an Event of Default has occurred and is
                  continuing, Borrower hereby waives, to the extent permitted by applicable law, all rights to notice and hearing prior to the exercise by Lender of Lender's rights to repossess the Collateral without judicial process or to reply, attach or levy upon the Collateral without notice or hearing.

                                   ARTICLE 10
                              TERM AND TERMINATION

                  10.1 TERM AND TERMINATION. The term of this Agreement shall end on the Termination Date unless sooner terminated in accordance with the terms hereof. Lender may immediately terminate this Agreement upon the occurrence of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal, accrued and unpaid interest but excluding indemnity Obligations for which no claim has arisen) shall become immediately due and payable.

                                   ARTICLE 11
                         AMENDMENTS; WAIVERS; SUCCESSORS

                  11.1  AMENDMENTS AND WAIVERS

                  No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by Lender.

                                   ARTICLE 12
                             [INTENTIONALLY DELETED]


                                   ARTICLE 13
                                  MISCELLANEOUS

                  13.1 NO WAIVERS; CUMULATIVE REMEDIES. No failure by Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between Borrower and Lender, or delay by Lender in exercising the same, will operate as a waiver thereof. No waiver by Lender will be effective unless it is in writing, and then only to the extent specifically stated.

                  13.2 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

                  13.3 GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS

                           (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE
                  RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE
                  UCC) OF THE STATE OF ILLINOIS, AND PROVIDED FURTHER THAT ANY TERM HEREOF DEFINED BY REFERENCE TO THE MERGER AGREEMENT SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE.

                           (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO
                  THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES OF AMERICA LOCATED IN COOK COUNTY, ILLINOIS.

                  13.4 WAIVER OF JURY TRIAL. BORROWER AND LENDER EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY.

                  13.5     [Intentionally Deleted]

                  13.6 NOTICES. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified at the address set forth on the signature pages hereto or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                  13.7 BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; PROVIDED, HOWEVER, that no interest herein may be assigned by Borrower without the prior written consent of Lender and, prior to the occurrence and continuation of an Event of Default, no interest herein may be assigned by Lender without the prior written consent of Borrower. The rights and benefits of Lender hereunder shall inure to any party acquiring any interest in the Obligations or any part thereof; provided, however, that no assignment may be made by Lender except in accordance with the immediately preceding sentence.

                  13.8 INDEMNITY OF LENDER BY BORROWER. Borrower agrees to defend, indemnify and hold Lender and each of its officers, directors, employees, counsel, representatives, agents and attorneys-in-fact (each, an "INDEMNIFIED PERSON") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED, that Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the willful misconduct, bad faith or gross negligence of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations and termination of this Agreement.

                  13.9 FINAL AGREEMENT. This Agreement and the other Loan Documents are intended by Borrower and Lender to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by Borrower and Lender.

                  13.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  13.11 CAPTIONS. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

                  13.12 CONFLICTS WITH OTHER LOAN DOCUMENTS. Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.

                  IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                    BORROWER:

                                         OPEN MARKET, INC.



                                         By: /S/ EDWARD DURKIN
                                         Title: VICE PRESIDENT, CHIEF FINANCIAL
                                                OFFICER AND TREASURER

                                         Notice Address:
                                         One Wayside Road
                                         Burlington, Massachusetts 01803
                                         Telecopy:   781-359-8111
                                         Attention:  Chief Financial Officer

                                         with the copy (which shall not
                                         constitute notice) to:

                                         Hale and Dorr 1 Freedom
                                         Square 11951 Freedom Drive,
                                         Suite 1400 Reston, Virginia
                                         20190 Telecopy:
                                         703-654-7000
                                         Attention:   Scott Ethan Pueschel



                                    LENDER:

                                         DIVINE, INC.

                                         /s/ Andrew J. Filipowski
                                         By: ANDREW J. FILIPOWSKI
                                         Title:   CEO


                                         Notice Address:
                                         1301 North Elston Avenue
                                         Chicago, Illinois 606022
                                         Telecopy:   773-394-6603
                                         Attention:  General Counsel
                                         with the copy (which shall not
                                         constitute notice) to:

                                         Bell, Boyd & Lloyd LLC
                                         70 West Madison Street
                                         Chicago, Illinois 60602-4207
                                         Telecopy:   312-372-2098
                                         Attention:  D. Mark McMillan

                                     ANNEX A
                                       TO
                                CREDIT AGREEMENT

                                   DEFINITIONS

                  Capitalized terms used in the Loan Documents shall have the following respective meanings (unless otherwise defined therein), and all section references in the following definitions shall refer to sections of the
Agreement:

                  "ACCOUNT" has the meaning given such term in the UCC.

                  "AGREEMENT" means the Credit Agreement to which this Annex A is attached, as from time to time amended, restated, supplemented or otherwise modified.

                  "APPLICABLE RATE" means ten percent (10%) per annum.

                  "AVAILABLE AMOUNT" means (i) the Commitment less (ii) the sum of (1) the principal amount of all Loans made pursuant to Section 1.2 (regardless of whether such Loans or positions thereof remain outstanding), and
(2)(a) from the Closing Date to but excluding October 1, 2001, $12,000,000, (ii) from October 1, 2001 to but excluding November 1, 2001, $10,500,000, (iii) from November 1, 2001 to but excluding December 1, 2001, $9,000,000, (iv) from December 1, 2001 to but excluding January 1, 2002, $7,500,000, (v) from January 1, 2002 to but excluding February 1, 2002, $5,000,000, (vi) from February 1, 2002 to but excluding March 1, 2002, $2,500,000, and (vii) from March 1, 2002 to and including the Stated Termination Date, $0. The Available Amount shall not be reduced by any accrued and unpaid interest on any Loans. In no event shall the Available Amount exceed the Maximum Amount.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code (11 U.S.C.ss. 101 ET SEQ.).

                  "BORROWING" means a borrowing hereunder consisting of a Loan or Loans made or to be made on the same day by Lender to Borrower.

                  "BUSINESS DAY" means any day that is not a Saturday, Sunday, or a day on which banks in Chicago, Illinois are required or permitted to be closed.

                  "CAPITAL STOCK" shall have the meaning given such term in the Pledge Agreement.

                  "CLOSING DATE" means the date of this Agreement.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COLLATERAL" means collectively the Collateral defined in the Security Agreement and the Collateral defined in the Pledge Agreement.

                  "COMMITMENT" means $17,000,000.

                  "COMPANY DISCLOSURE SCHEDULES" means the Company Disclosure Schedule attached to the Merger Agreement.

                  "DEFAULT" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

                  "DESIGNATED ACCOUNT" has the meaning specified in SECTION 1.2(c).

                  "DOLLAR" and "$" means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under the Agreements shall be made in Dollars.

                  "EVENT OF DEFAULT" has the meaning specified in SECTION 9.1.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

                  "EXCHANGE RATIO" has the meaning given such term in the Merger Agreement.

                  "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

                  "FISCAL YEAR" means Borrower's fiscal year for financial accounting purposes.

                  "FUNDING DATE" means the date on which a Borrowing occurs.

                  "GAAP" means generally accepted accounting principles and practices set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Closing Date.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement dated as of the date hereof by and among Borrower, Lender and Silicon Valley Bank, as the same may be amended, modified and supplemented from time to time.

                  "INTEREST RATE" means the interest rates, including the Default Rate, set forth in SECTION 2.1.

                  "LENDER" means divine, inc.

                  "LENDER'S LIENS" means the Liens in the Collateral granted to Lender, pursuant to this Agreement and the other Loan Documents.

                  "LIEN" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (b) to the extent not included under CLAUSE (A), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (c) any contingent or other agreement to provide any of the foregoing.

                  "LOAN DOCUMENTS" means this Agreement, the Note, the Security Agreement, the Pledge Agreement, the Intercreditor Agreement and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement. For the avoidance of doubt, the Merger Agreement is not a Loan Document.

                  "LOANS" has the meaning specified in SECTION 1.2.

                  "MARGIN STOCK" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

                  "MATERIAL ADVERSE EFFECT" means (a) a material adverse change in, or a material adverse effect upon the Liens granted to Lender in the Collateral; or (b) a material adverse effect upon the legality, validity, binding effect or enforceability against Borrower or any material Restricted Subsidiary of Borrower of any Loan Document to which it is a party; or (c) any material adverse effect on or change in the business, operations, liabilities (contingent or otherwise), results of operations or financial performance or condition of Borrower or any of its Subsidiaries, taken as a whole; provided, however, that in no event shall any of the following, in and of themselves, constitute a Material Adverse Effect: (i) any change in or effect on the business of Borrower or any of its Subsidiaries caused by, relating to or resulting from, directly or indirectly, the transactions contemplated by the Merger Agreement or the announcement thereof, known business conditions (including the state of the Borrower's liquidity and capital resources) or matters contained in the disclosure schedules to the Merger Agreement or to this Agreement; (ii) any change in the market price or trading volume of the shares of Borrower's Common Stock on or after the date of this Agreement; or (iii) any adverse change, effect or occurrence attributable to the United States or European economy as a whole, the industries in which Borrower competes or such other foreign economies where Borrower has material operations or sales.

                  "MAXIMUM AMOUNT" means (i) from the Closing Date to but excluding October 1, 2001, $5,000,000, (ii) from October 1, 2001 to but excluding November 1, 2001, $6,500,000, (iii) from November 1, 2001 to but excluding December 1, 2001, $8,000,000, (iv) from December 1, 2001 to but excluding January 1, 2002, $9,500,000, (v) from January 1, 2002 to but excluding February 1, 2002, $12,000,000, (vi) from February 1, 2002 to but excluding March 1,

2002, $14,500,000 and (vi) from March 1, 2002 to and including the Stated Termination Date, $17,000,000.

                  "MERGER AGREEMENT" means Agreement and Plan of Merger of even date herewith by and among Borrower, Lender and a wholly-owed subsidiary of Lender, as it may be from time to time amended, restated, supplemented or otherwise modified.

                  "NOTE" has the meaning specified in SECTION 1.2.

                  "NOTICE OF BORROWING" has the meaning specified in SECTION 1.2(b).

                  "OBLIGATIONS" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by Borrower or any of its Subsidiaries to Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to Borrower or any of its Subsidiaries hereunder or under any of the other Loan Documents.

                  "OTHER TAXES" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

                  "PERMITTED LIENS" means liens in existence on the date hereof and set forth on SCHEDULE A-1.

                  "PERSON" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

                  "PLEDGE AGREEMENT" means the Stock Pledge Agreement of even date herewith by and between the Borrower and Lender, the same may be amended, modified and supplemented from time to time.

                  "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule or regulation of a Governmental Authority or order or determination of an arbitrator or of a Governmental Authority specifically applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                  "RESPONSIBLE OFFICER" means the chief financial officer of Borrower, or any other officer having substantially the same authority and responsibility.

                  "RESTRICTED SUBSIDIARIES" means each Subsidiary that is a party to the Security Agreement and has granted a Lien in favor of Lender in all of such Subsidiary's assets and property.

                  "SECURITY AGREEMENT" means, collectively, the Security Agreement of even date herewith among Borrower, the Restricted Subsidiaries and Lender and the Intellectual Property Security Agreement of even date herewith among Borrower, the Restricted Subsidiaries and Lender, as the same may be amended, modified and supplemented from time to time.

                  "STATED TERMINATION DATE" means June 30, 2002.

                  "SUBSIDIARY" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock, partnership or limited liability company interests or other equity interests, is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of Borrower.

                  "SVB FINANCING AGREEMENT" means the Accounts Receivable Purchase Agreement dated June 29, 2001, between Borrower, FutureTense, Inc. and Silicon Valley Bank.

                  "TAXES" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings in the nature of taxes, and all liabilities with respect thereto, excluding, in the case of Lender, such taxes (including income taxes or franchise taxes) as are imposed on or measured by Lender's net income in the jurisdiction (whether federal, state or local and including any political subdivision thereof) under which Lender is organized or maintains an office.

                  "TERMINATION DATE" means the earliest to occur of (i) the Stated Termination Date, (ii) the date this Agreement is terminated either by Borrower pursuant to SECTION 3.2 or by Lender pursuant to SECTION 9.2, (iii) the date of closing of the merger contemplated by the Merger Agreement, (iv) the Conversion Date, and (v) the date that is three months after the date the Merger Agreement is terminated pursuant to Sections 8.2(a), 8.2(b) or 8.2(c) thereto, but in no event later than June 30, 2002.

                  "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of Illinois or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection or priority of security interests.

                  "UNRESTRICTED SUBSIDIARY" means each Subsidiary of Borrower that is not a Restricted Subsidiary.

                  ACCOUNTING TERMS. Any accounting term used in the Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations in the Agreement shall be computed, unless otherwise specifically provided therein, in accordance with GAAP consistently applied.

                  INTERPRETIVE PROVISIONS. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) The words "hereof," "herein," "hereunder" and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified.

                  (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                      (ii) The term "including" is not limiting and means
                  "including without limitation."

                      (iii) In the computation of periods of time from a
                  specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                      (iv) The word "or" is not exclusive.

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including the Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements and other modifications thereto, but only to the extent such amendments, restatements, supplements and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (e) The captions and headings of the Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of the Agreement.

                  (f) The Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                  (g) The Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to Lender and Borrower, and are the products of all parties. Accordingly, they shall not be construed against Lender merely because of Lender's involvement in their preparation

                                    EXHIBIT A

                                  FORM OF NOTE

                                      NOTE



$17,000,000                                                    August 15, 2001



         FOR VALUE RECEIVED, Open Market, Inc., a Delaware corporation (the "BORROWER") promises to pay to the order of divine, inc., a Delaware corporation ("LENDER"), on the Termination Date (as defined in the Credit Agreement referred to below), SEVENTEEN MILLION and No/100 DOLLARS ($17,000,000) or such lesser amount as may then constitute the unpaid aggregate principal amount of the Loans made by Lender.

         Borrower also promises to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain Credit Agreement, dated as of the date hereof, among Borrower and Lender (as the same now exists and may hereafter be amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

         Reference is hereby made to the Credit Agreement for a more complete statement of the terms and conditions under which the Loans evidenced hereby have been made and are to be repaid.

         This Note and the Loans evidenced hereby are subject to conversion into Common Shares of Borrower, at the time, and upon the occurrence of certain events, and upon the conditions, described in Section 3.6 of the Credit Agreement.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the offices of Lender located at 1301 North Elston Avenue, Chicago, Illinois 60622 or at such other place as shall be designated in writing for such purposes in accordance with the terms of the Credit Agreement. All amounts due under this Note shall be payable without defense, setoff or counterclaim and, without limiting the scope of the waiver, nothing contained in either the Merger Agreement or any agreement related thereto shall entitle either of Borrower to any right of defense, setoff or counterclaim with respect to Borrower's Obligations.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day or as otherwise provided in the Credit Agreement and such extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to prepayment at the option of Borrower as provided in the Credit Agreement.

         This Note is secured by certain assets pursuant to the Security Agreement, the Pledge Agreement and the other Loan Documents.

         THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OF THE STATE OF ILLINOIS.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Borrower hereby waives presentment, protest, demand and notice of every kind (except as provided in the Credit Agreement) and, to the full extent permitted by law, the right to plea any statute of limitations as a defense to any demand hereunder.

         No interest herein may be assigned by Borrower, without the prior written consent of Lender. The rights and benefits of Lender hereunder shall inure to any party acquiring any interest in the Obligations or any part thereof.









                            [Signature Page Follows]

         IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by their duly authorized officers, as of the day and year and the place first above written.






                                           OPEN MARKET, INC.



                                           By:
                                              ----------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                    EXHIBIT B

                               NOTICE OF BORROWING


                                                     Date:  ______________, 2001


To: divine, inc. as Lender under the Credit Agreement dated as of August 15, 2001 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT") by and between divine, inc. and Open Market, Inc.

Ladies and Gentlemen:

         The undersigned (the "BORROWER") refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:

         1.   The Business Day of the proposed Borrowing is ________________,
              20___.


         2.   The aggregate amount of the proposed Borrowing is $____________.


                  The undersigned hereby certify that the conditions precedent set forth in Section 8.2 of the Credit Agreement will be, both immediately prior to and immediately following the proposed Borrowing, satisfied with respect to the proposed Borrowing.

                                           OPEN MARKET, INC.


                                            By:
                                               ---------------------------------
                                            Title: